Vanguard California Tax-Exempt Bond ETF Summary Prospectus

March 28, 2025

Exchange-traded fund shares that are not individually redeemable and are listed on CBOE BZX Exchange, Inc.

Vanguard California Tax-Exempt Bond ETF Shares (VTEC)

The Fund’s statutory Prospectus and Statement of Additional Information dated March 28, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and http://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment-grade segment of the California municipal bond market. The Fund is intended for California residents only.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*

*None through Vanguard (Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.03%
12b-1 Distribution Fee	None

Other Expenses	0.05%

Total Annual Fund Operating Expenses	0.08%

Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

This example does not include the brokerage commissions that you may pay to buy and sell shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the fiscal period from January 26, 2024, to November 30, 2024, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing approach designed to track the performance of the S&P California AMT-Free Municipal Bond Index (the Index). The Index measures the performance of the investment-grade segment of the California municipal bond market as determined by the Index provider, S&P Dow Jones Indices LLC. The Index comprises municipal bonds issued in the State of California and primarily includes municipal bonds from issuers in California that are California state or local governments or agencies whose interest payments are exempt from U.S. federal income taxes, including the federal alternative minimum tax (AMT), and California state income taxes. To be eligible for inclusion in the Index, each bond must have a rating of at least investment-grade, as determined by a nationally recognized statistical rating organization (NRSRO) (e.g., at least BBB– by Fitch Ratings, Inc), and the lowest rating will be used in determining if the bond is investment-grade. Each bond must also be denominated in U.S. dollars, generally must be part of an offering where the original offering amount was at least $100 million, and generally have a minimum par (i.e., currently outstanding face value) amount of $15 million. In addition, to be included in the Index, each bond must have a remaining term to final maturity that is greater than or equal to one calendar month.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in securities held in the Index. Under normal circumstances, at least 80% of the Fund’s assets will be invested in fixed income securities whose income will be exempt from federal income taxes, including AMT, and California state income taxes.

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:

•State-specific risk, which is the chance that developments in California, such as tax, legislative, or political changes, will adversely affect the securities held by the Fund or that are available for investment by the Fund. Because the Fund invests primarily in securities issued by California and its municipalities, it is more vulnerable to the credit risk and unfavorable developments in California than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall California municipal market.

•Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

•Income risk, which is the chance that the Fund’s income will decline because of falling interest rates.

•Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

•Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.

•Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. In general, credit risk should be relatively low for the Fund because it invests primarily in bonds that are considered to be of high quality.

•Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the

Fund’s shareholders.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low to moderate.

•Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

•Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds.

•Tax risk, which is the chance that all or a portion of the tax-exempt income from municipal bonds held by the Fund will be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer.

Because the Fund is an exchange-traded fund (ETF) and the Fund’s shares are traded on an exchange, the Fund is subject to additional risks:

•The Fund’s ETF Shares are listed for trading on CBOE BZX Exchange, Inc. and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund’s ETF Shares are listed for trading on Cboe BZX Exchange, Inc., it is possible that an active trading market may not be maintained.

•Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from CBOE BZX Exchange, Inc. without first being listed on another exchange or (2) CBOE BZX Exchange, Inc. officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The Fund has not been in operation long enough to report a full calendar-year return. Performance information is available on our website at vanguard.com/performance.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Justin A. Schwartz, CFA, Portfolio Manager at Vanguard and head of Municipal Index and Money Markets. He has managed the Fund since its inception in 2024.

Purchase and Sale of Fund Shares

ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal income taxes, including AMT, and state income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, or local income taxes or the alternative minimum tax. Dividend and capital gains distributions that you receive may also be subject to state and local income taxes.You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.

The S&P California AMT-Free Municipal Bond Index is a product of S&P Dow Jones

Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard California Tax-Exempt Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard California Tax-Exempt Bond ETF or any member of the public regarding the advisability of investing in securities generally or in Vanguard California Tax-Exempt Bond ETF particularly or the ability of the S&P California AMT-Free Municipal Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P California AMT-Free Municipal Bond Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P California AMT-Free Municipal Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard California Tax-Exempt Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard California Tax-Exempt Bond ETF into consideration in determining, composing or calculating the S&P California AMT-Free Municipal Bond Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard California Tax-Exempt Bond ETF or the timing of the issuance or sale of Vanguard California Tax-Exempt Bond ETF or in the determination or calculation of the equation by which Vanguard California Tax-Exempt Bond ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard California Tax-Exempt Bond ETF. There is no assurance that investment products based on the S&P California AMT-Free Municipal Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P CALIFORNIA AMT-FREE MUNICIPAL BOND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS,

OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD CALIFORNIA TAX-EXEMPT BOND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P CALIFORNIA AMT-FREE MUNICIPAL BOND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Vanguard California Tax-Exempt Bond ETF Shares—Fund Number V038

To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.

©2025 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP V038 032025